UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 27, 2006
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	36-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)
(313) 758-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 27, 2006, American Axle & Manufacturing Holdings, Inc., (“AAM”) issued a press release regarding AAM’s financial results for the three months and nine months ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1.
Item 7.01 Regulation FD
On October 27, 2006, AAM will conduct a webcast and teleconference and is expected to discuss the following:
•	AAM’s financial results for the three months and nine months ended September 30, 2006.

•	AAM’s special attrition program for UAW associates.
–	AAM currently has approximately 1,400 associates on layoff. Excluding the impact of the special attrition program, AAM expects the number of associates on layoff to increase in 2007.
•	AAM’s production outlook for the major product programs it supports.
–	Full year 2006 program volumes are expected to be down approximately 8 – 10% year-over-year.

–	Fourth quarter 2006 program volumes are expected to be down approximately 15% as compared to the fourth quarter of 2005.
•	AAM’s capital spending outlook.
–	AAM expects 2006 capital spending to range from $280 — $300 million.

–	AAM expects a reduction in capital spending in 2007 as compared to 2006.
FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our current expectations regarding AAM’s special attrition program, production outlook and capital spending outlook, all of which are inherently uncertain and should be viewed with caution. Actual results and experience may differ materially due to many factors and risks that are described in the press release attached as Exhibit 99.1 hereto and discussed in our most recent annual report on Form 10-K and quarterly reports on Form 10-Q. It is not possible to foresee or identify all such factors and we assume no obligation to update any forward-looking statements or to disclose any subsequent facts, events or circumstances that may affect their accuracy.
The information contained in this Current Report shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated October 27, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

Date: October 27, 2006	By:	/s/ Michael K. Simonte

Michael K. Simonte
Vice President – Finance & Chief Financial Officer
(also in the capacity of Chief Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description	Page
Exhibit 99.1	Press Release dated October 27, 2006.	6